UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2018

ISABELLA BANK CORPORATION
(Exact name of registrant as specified in its charter)

MICHIGAN
(State or other jurisdiction of incorporation)

000-18415	38-2830092
(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street, Mt. Pleasant, Michigan	48858-1649
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Section 5 - Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 8, 2018, Isabella Bank Corporation (the "Corporation") held its 2018 Annual Meeting of Shareholders. The matter listed below was submitted to a vote of the shareholders through the solicitation of proxies, and the proposal is described in the Corporation's Proxy Statement filed with the SEC on March 28, 2018. The certified results of the shareholder vote are as follows:
Proposal 1 - Election of Directors
The following individuals were elected to serve as directors to hold office until the 2021 Annual Meeting of Shareholders.

Nominee	For	Abstain	Broker Non-Votes
Richard J. Barz	4,417,583	101,274	742,107
Jill Bourland	4,420,244	98,613	742,107
Jae A. Evans	4,477,628	41,229	742,107
W. Michael McGuire	4,432,973	85,884	742,107
Jerome E. Schwind	4,435,319	83,538	742,107

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION

Dated:	May 11, 2018	By:	/s/ Jae A. Evans
Jae A. Evans, President & CEO